UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 30, 2004

                              BellSouth Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

              1-8607                                58-1533433
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      (Commission File Number)           (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia           30309-3610
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         (Address of Principal Executive Offices)                    (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 Item 8.01  Other Events

         BellSouth Corporation grants various awards to its directors and executive officers under the BellSouth Corporation Stock and Incentive Compensation Plan. Forms of terms and conditions and forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.

10-qq    Non-Employee Director Non-Qualified Stock Option Terms and Conditions

10-rr    2004 Non-Qualified Stock Option Terms and Conditions

10-ss Form of BellSouth Corporation Stock and Incentive Compensation Plan Restricted Stock Award Agreement

10-tt Form of BellSouth Corporation Stock and Incentive Compensation Plan Restricted Stock Award Agreement (Non-Retirement Eligible, Change In Control)

10-uu Form of BellSouth Corporation Stock and Incentive Compensation Plan Restricted Stock Award Agreement (Retirement Eligible, No Change In Control)

10-vv Form of BellSouth Corporation Stock and Incentive Compensation Plan Restricted Stock Award Agreement (Non-Retirement Eligible)

10-ww Form of 2004 BellSouth Corporation Stock and Incentive Compensation Plan Performance Shares Award Agreement

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President - Finance
      September 30, 2004